1. BASIS OF PRESENTATION: Net Loss Per Share: Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share (Tables)	9 Months Ended
Sep. 30, 2012
Tables/Schedules
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share

	1/1/2012 to 9/30/2012	1/1/2011 to 9/30/2011
Convertible preferred stock	1,050,000	1,050,000
Stock options	3,670,000	3,090,000
Warrants	33,542,130	30,739,630
Total possible dilution	38,262,130	34,879,630